UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Dillard’s Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! DILLARD’S, INC. 1600 CANTRELL ROAD LITTLE ROCK, AR 72201 ATTN: JULIE GUYMON DILLARD’S, INC. Vote in Person at the Meeting* May 18, 2024 9:00 AM CDT Dillard’s Corporate Office 1600 Cantrell Road Little Rock, Arkansas *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V36117-P06729 You invested in DILLARD’S, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2024 Annual Meeting For shares held in the 401(k) Plan, vote by May 15, 2024 11:59 PM ET. All other shares vote by May 17, 2024 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V36118-P06729 Voting Items Board Recommends 1. ELECTION OF DIRECTORS Class A Nominees: 1a. James I. Freeman For 1b. Rob C. Holmes For 1c. Reynie Rutledge For 1d. J.C. Watts, Jr. For 1e. Nick White For 2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL 2024. For 3. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S 2005 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN. For 4. In their discretion, the proxies are authorized to consider and act upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

Your Vote Counts! DILLARD’S, INC. 1600 CANTRELL ROAD LITTLE ROCK, AR 72201 ATTN: JULIE GUYMON DILLARD’S, INC. 2024 Annual Meeting Vote by May 17, 2024 11:59 PM ET Vote in Person at the Meeting* May 18, 2024 9:00 AM CDT Dillard’s Corporate Office 1600 Cantrell Road Little Rock, Arkansas *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V36119-P06729 You invested in DILLARD’S, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V36120-P06729 Voting Items Board Recommends 1. ELECTION OF DIRECTORS Class B Nominees: 1a. Robert C. Connor For 1b. William E. (Chip) Connor, II For 1c. Alex Dillard For 1d. Mike Dillard For 1e. William Dillard, II For 1f. William Dillard, III For 1g. H. Lee Hastings, III For 1h. Denise Mahaffy For 1i. Drue Matheny For 1j. Warren A. Stephens For 2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL 2024. For 3. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S 2005 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN. For 4. In their discretion, the proxies are authorized to consider and act upon such other business as may properly come before the meeting or any postponement or adjournment thereof.